UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment Number One
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 8, 2019
(Earliest Event Date requiring this Report:  April 2, 2019

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition.

Capstone Companies, Inc., a Florida corporation, (the "Company"), held an investor webcast and telephone call for financial results for fiscal year ended December 31, 2018, on Tuesday, April 2, 2019, at 10:30 a.m., Eastern Standard Time.

A copy of the transcript for the investor webcast is attached as Exhibit 99.2 to this Current Report on Form 8-K/A Amendment Number One.

Item 7.01.    Regulation FD Disclosure

As disclosed above in Item 2.02, the Company will held an investor webcast and telephone call at 10:30 a.m., Eastern Standard Time, on Tuesday, April 2, 2019, to discuss operating and financial results for the fiscal year ended December 31, 2018. A telephonic replay will be available from 1:30 p.m. ET the day of the call until April 9, 2019.  To listen to the archived call, dial (412) 317-6671 and enter conference ID number 13686341.

The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.2 Transcript for April 2, 2019 webcast and telephone call by Capstone Companies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach
Stewart Wallach, Chief Executive Officer
Dated: April 8, 2019